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                                                                    EXHIBIT 10.3

                              ELEVENTH AMENDMENT TO
                      DEBTOR-IN-POSSESSION CREDIT AGREEMENT

                                 April 20, 2001

         Reference is made to that certain Debtor-In-Possession Credit Agreement dated as of January 20, 2000 (as heretofore amended, the "DIP CREDIT AGREEMENT"), by and among Mariner Health Group, Inc., a Delaware corporation ("MHG"), as debtor and debtor-in-possession, and each of MHG's subsidiaries listed on the signature pages thereof, each as debtor and debtor-in-possession (each such subsidiary and MHG individually referred to herein as a "BORROWER" and, collectively, on a joint and several basis, as the "BORROWERS"); the Lenders listed on the signature pages thereof; First Union National Bank, as syndication agent; PNC Capital Markets, Inc. and First Union Securities, Inc., as co-arrangers; and PNC Bank, National Association, as collateral agent and administrative agent (in such capacity, "ADMINISTRATIVE AGENT"), and as an issuing bank for Letters of Credit thereunder. Capitalized terms used herein without definition herein shall have the meanings assigned to such terms in the DIP Credit Agreement and the Borrowing Order.

         Borrowers have requested that Lenders make certain amendments to
Section 5.10 of the DIP Credit Agreement with respect to the filing of a plan of reorganization and disclosure statement for the Borrowers. The Lenders are prepared to do so solely on the terms and conditions herein.

         The Borrowers and the undersigned Lenders hereby agree that Section
5.10 of the DIP Credit Agreement, as previously amended by the Tenth Amendment to the DIP Credit Agreement, is hereby amended by deleting the reference to "April 20, 2001" contained therein and substituting therefor "May 21, 2001", provided that the foregoing amendment shall be without prejudice to the Lenders' right at any time to seek to terminate the Borrowers' exclusive right to file a plan of reorganization.

         On and after the Eleventh Amendment Effective Date (as defined below), each reference in the DIP Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the DIP Credit Agreement, and each reference in the other Financing Documents to the "DIP Credit Agreement", "thereunder", "thereof" or words of like import referring to the DIP Credit Agreement, shall mean and be a reference to the DIP Credit Agreement as amended through the date thereof, including by this Eleventh Amendment to Debtor-In-Possession Credit Agreement (this "ELEVENTH AMENDMENT"; the DIP Credit Agreement, as so amended, being the "AMENDED AGREEMENT").

         Without limiting the generality of the provisions of Section 11.05 of the DIP Credit Agreement, the amendment set forth above shall be limited precisely as written, and nothing in this Eleventh Amendment shall be deemed to prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in

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connection with the DIP Credit Agreement or any of such other Financing
Documents. Except as specifically amended by this Eleventh Amendment, the DIP Credit Agreement and such other Financing Documents shall remain in full force and effect and are hereby ratified and confirmed.

         In order to induce Lenders to enter into this Eleventh Amendment, each Borrower, by its execution of a counterpart of this Eleventh Amendment, represents and warrants that (a) such Borrower has the corporate or other power and authority and all material Governmental Approvals required to enter into this Eleventh Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Agreement, (b) the execution and delivery of this Eleventh Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate or other action on the part of such Borrower, (c) the execution and delivery by such Borrower of this Eleventh Amendment and the performance by such Borrower of the Amended Agreement do not and will not contravene, or violate, any Applicable Laws (including an applicable order of the Court) or any provision of its Organizational Documents, or constitute a default under any agreement or other instrument binding upon it (which default, in the case of such instruments or agreements, would give rise to rights enforceable on a post-Petition Date basis) or result in or require the imposition of any Liens (other than the Liens created by the Collateral Documents) on any of its assets, (d) the execution and delivery by such Borrower of this Eleventh Amendment and the performance by such Borrower of the Amended Agreement do not and will not require any action by or in respect of, or filing with, any governmental body, agency or official, (e) this Eleventh Amendment and the Amended Agreement have been duly executed and delivered by such Borrower and constitute the valid and binding obligations of such Borrower, enforceable in accordance with their respective terms, except as may be limited by general principles of equity, (f) for purposes of the Borrowing Order (i) this Eleventh Amendment constitutes a non-material modification of the DIP Credit Agreement and the Financing Documents, and (ii) a true copy of this Eleventh Amendment has been given to and received by counsel to the Committee (as defined in the Borrowing Order), and (g) after giving effect to this Eleventh Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Eleventh Amendment that would constitute a Default.

         This Eleventh Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Eleventh Amendment shall become effective (the date of such effectiveness being the "ELEVENTH AMENDMENT EFFECTIVE DATE") as of April 20, 2001, provided that (a) the Borrowers and Supermajority Lenders shall have executed counterparts of this Eleventh Amendment and the Borrowers and the Administrative Agent shall have received written or telephonic notification of such execution and authorization of delivery thereof, (b) the Administrative Agent shall have received evidence satisfactory to it that all outstanding statements of O'Melveny & Myers LLP, Houlihan Lokey Howard & Zukin and Deloitte Consulting that are received by MHG prior to 12:00 Noon (New York City time) on April __, 2001 have been paid in full, and (c) no objections to this Eleventh Amendment shall have been served on the Administrative Agent by the Committee.

         Pursuant to paragraph 3 of the Borrowing Order, this Eleventh Amendment shall become effective upon the Eleventh Amendment Effective Date without the need for any further


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order of the Court and upon compliance with the notice requirement of paragraph
3 of the Borrowing Order and the Committee having submitted no objection thereto.

         THIS ELEVENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

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BORROWERS:                         MARINER HEALTH GROUP, INC.
                                   AID & ASSISTANCE, INC.
                                   BEECHWOOD HERITAGE RETIREMENT COMMUNITY, INC. BRIDE BROOK NURSING & REHABILITATION CENTER,
                                     INC.
                                   COMPASS PHARMACY SERVICES, INC.
                                   COMPASS PHARMACY SERVICES OF MARYLAND, INC.
                                   COMPASS PHARMACY SERVICES OF TEXAS, INC.
                                   CYPRESS NURSING FACILITY, INC.
                                   LONG RIDGE NURSING AND REHABILITATION CENTER,
                                     INC.
                                   LONGWOOD REHABILITATION CENTER, INC.
                                   MARINER HEALTH AT BONIFAY, INC.
                                   MARINER HEALTH CARE, INC.
                                   MARINER HEALTH CARE OF ATLANTIC SHORES, INC.
                                   MARINER HEALTH CARE OF DELAND, INC.
                                   MARINER HEALTH CARE OF FORT WAYNE, INC.
                                   MARINER HEALTH CARE OF GREATER LAUREL, INC.
                                   MARINER HEALTH CARE OF INVERNESS, INC.
                                   MARINER HEALTH CARE OF LAKE WORTH, INC.
                                   MARINER HEALTH CARE OF MACCLENNY, INC.
                                   MARINER HEALTH CARE OF METROWEST, INC.
                                   MARINER HEALTH CARE OF NASHVILLE, INC.
                                   MARINER HEALTH CARE OF NORTH HILLS, INC.
                                   MARINER HEALTH CARE OF ORANGE CITY, INC.
                                   MARINER HEALTH CARE OF PALM CITY, INC.
                                   MARINER HEALTH CARE OF PINELLAS POINT, INC.
                                   MARINER HEALTH CARE OF PORT ORANGE, INC.
                                   MARINER HEALTH CARE OF SOUTHERN CONNECTICUT,
                                     INC.
                                   MARINER HEALTH CARE OF TOLEDO, INC.
                                   MARINER HEALTH CARE OF TUSKAWILLA, INC.
                                   MARINER HEALTH CARE OF WEST HILLS, INC.
                                   MARINER HEALTH CENTRAL, INC.
                                   MARINER HEALTH HOME CARE, INC.
                                   MARINER HEALTH OF FLORIDA, INC.
                                   MARINER HEALTH OF JACKSONVILLE, INC.
                                   MARINER HEALTH OF MARYLAND, INC.
                                   MARINER HEALTH OF ORLANDO, INC.
                                   MARINER HEALTH OF PALMETTO, INC.
                                   MARINER HEALTH OF SEMINOLE COUNTY, INC.
                                   MARINER HEALTH OF TAMPA, INC.
                                   MARINER HEALTH RESOURCES, INC.
                                   MARINER PHYSICIAN SERVICES, INC.
                                   MARINER PRACTICE CORPORATION
                                   MARINER - REGENCY HEALTH PARTNERS, INC.
                                   MARINERSELECT STAFFING SOLUTIONS, INC.
                                   MARINER SUPPLY SERVICES, INC.
                                   MEDREHAB, INC.


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                           MEDREHAB OF INDIANA, INC.
                           MEDREHAB OF LOUISIANA, INC.
                           MEDREHAB OF MISSOURI, INC.
                           MERRIMACK VALLEY NURSING & REHABILITATION
                             CENTER, INC.
                           METHUEN NURSING & REHABILITATION CENTER, INC. MHC REHAB. CORP.
                           MHC TRANSPORTATION, INC.
                           MYSTIC NURSING & REHABILITATION CENTER, INC.
                           NATIONAL HEALTH STRATEGIES, INC.
                           PARK TERRACE NURSING & REHABILITATION CENTER,
                             INC.
                           PENDLETON NURSING & REHABILITATION CENTER, INC. PINNACLE CARE CORPORATION
                           PINNACLE CARE CORPORATION OF HUNTINGTON
                           PINNACLE CARE CORPORATION OF NASHVILLE
                           PINNACLE CARE CORPORATION OF SENECA
                           PINNACLE CARE CORPORATION OF SUMTER
                           PINNACLE CARE CORPORATION OF WILLIAMS BAY
                           PINNACLE CARE CORPORATION OF WILMINGTON
                           PINNACLE CARE MANAGEMENT CORPORATION
                           PINNACLE PHARMACEUTICALS, INC.
                           PINNACLE PHARMACEUTICAL SERVICES, INC.
                           PINNACLE REHABILITATION, INC.
                           PINNACLE REHABILITATION OF MISSOURI, INC.
                           PRISM CARE CENTERS, INC.
                           PRISM HEALTH GROUP, INC.
                           PRISM HOME CARE COMPANY, INC.
                           PRISM HOME CARE, INC.
                           PRISM HOME HEALTH SERVICES, INC.
                           PRISM HOSPITAL VENTURES, INC.
                           PRISM REHAB SYSTEMS, INC.
                           REGENCY HEALTH CARE CENTER OF SEMINOLE COUNTY,
                             INC.
                           SASSAQUIN NURSING & REHABILITATION CENTER, INC. TAMPA MEDICAL ASSOCIATES, INC.
                           THE OCEAN PHARMACY, INC.
                           TRI-STATE HEALTH CARE, INC.
                           WINDWARD HEALTH CARE, INC.



                           BY:
                              --------------------------------------------------
                              Boyd P. Gentry
                              Vice President for each of the foregoing Borrowers


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                      IHS REHAB PARTNERSHIP, LTD.



                      BY: MARINER HEALTH CARE OF NASHVILLE, INC., its
                          General Partner



                      By:
                         -------------------------------------------------------
                      Name:
                      Title:



                      MARINER HEALTH PROPERTIES IV, LTD.



                      BY: MARINER HEALTH OF FLORIDA, INC., its General Partner



                      By:
                         -------------------------------------------------------
                      Name:
                      Title:



                      MARINER HEALTH PROPERTIES VI, LTD.



                      BY: MARINER HEALTH OF FLORIDA, INC., its General Partner



                      By:
                         -------------------------------------------------------
                      Name:
                      Title:



                      SEVENTEENTH STREET ASSOCIATES LIMITED
                      PARTNERSHIP



                      BY: TRI-STATE HEALTH CARE, INC., its General Partner



                      By:
                         -------------------------------------------------------
                      Name:
                      Title:


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                             ALLEGIS HEALTH AND LIVING CENTER AT HERITAGE
                             HARBOUR, L.L.C.



                             BY: MARINER HEALTH OF MARYLAND, INC., its General
                                 Partner



                             By:
                                ------------------------------------------------
                             Name:
                             Title:


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AGENTS AND LENDERS:                    PNC BANK, NATIONAL ASSOCIATION,
                                       individually and as Administrative Agent,
                                       Collateral Agent and LC Issuing Bank



                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

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                                       FIRST UNION NATIONAL BANK,
                                       individually and as Syndication Agent



                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

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                                       CREDIT LYONNAIS NEW YORK BRANCH,
                                       as a Lender



                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

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                                   BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE,
                                   INC.,
                                   as a Lender



                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title: